Exhibit 99.1

Dolby Laboratories Reports Fourth Quarter and Fiscal Year 2014 Financial Results

Declares quarterly dividend, increases size of stock repurchase authorization

SAN FRANCISCO--(BUSINESS WIRE)--October 23, 2014--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the fourth quarter and fiscal year that ended September 26, 2014. For the fourth quarter, Dolby reported total revenue of $227.0 million, compared to $216.7 million for the fourth quarter of fiscal year 2013. For fiscal 2014, Dolby reported total revenue of $960.2 million, compared to $909.7 million for fiscal year 2013.

Fourth quarter GAAP net income was $45.9 million, or $0.44 per diluted share, compared to $45.8 million, or $0.44 per diluted share, for the fourth quarter of fiscal 2013. On a non-GAAP basis, fourth quarter net income was $60.8 million, or $0.58 per diluted share, compared to $58.8 million, or $0.57 per diluted share, for the fourth quarter of fiscal 2013.

Fiscal 2014 GAAP net income was $206.1 million, or $1.99 per diluted share, compared to $189.3 million, or $1.84 per diluted share, for fiscal 2013. On a non-GAAP basis, fiscal 2014 net income was $267.4 million, or $2.58 per diluted share, compared to $250.1 million, or $2.43 per diluted share, for fiscal 2013. Dolby's non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

"Fourth quarter revenues were better than expected, and we delivered top-line growth for the year," said Kevin Yeaman, President and CEO, Dolby Laboratories. "Our broadcast business continues to outperform globally. I’m also excited we are bringing the amazing Dolby Atmos experience to the home and mobile devices."

Dividend

The Company announced that its Board of Directors has approved a quarterly dividend program for its stockholders. The first dividend payment of $0.10 per share of Class A and Class B Common Stock will be paid on November 20, 2014, to stockholders of record as of the close of business on November 3, 2014.

Stock Repurchase Program

The Company announced that its Board of Directors has approved increasing the size of its stock repurchase program by an additional $200 million, bringing the amount available for future repurchases of the Company’s Class A Common Stock to $260 million. Stock repurchases under this program may be made through open market transactions, negotiated purchases, or otherwise, at times and in such amounts as the Company considers appropriate.

Financial Outlook

Guidance for Q1 and fiscal year 2015 includes the financial impact of Dolby’s proposed acquisition of Doremi Labs, which is expected to close by early November 2014. The financial impact of Dolby’s proposed acquisition of Doremi Labs is expected to add about $35 million to $50 million of revenue and about $20 million of operating expenses in fiscal year 2015.

Q1 2015

Dolby estimates that total revenue will range from $235 million to $245 million. Gross margin percentages are projected to range between approximately 88 percent and 89 percent on a GAAP basis and between 89 percent and 90 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be between approximately $159 million and $164 million on a GAAP basis and between $140 million and $145 million on a non-GAAP basis.

Dolby expects diluted earnings per share to be between $0.35 and $0.40 on a GAAP basis and between $0.51 and $0.55 on a non-GAAP basis.

The Company estimates that its fiscal Q1 2015 effective tax rate will be between approximately 24 percent and 26 percent on both a GAAP and non-GAAP basis.

Fiscal Year 2015

Dolby anticipates that total revenue will range from $970 million to $1 billion.

Dolby anticipates that operating expenses will be between approximately $661 million and $671 million on a GAAP basis and between $585 million and $595 million on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q4 and year-end fiscal 2014 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, October 23, 2014. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-888-471-3842. International callers can access the conference call at 1-719-457-2714.

A replay of the call will be available from 5:00 p.m. PT on Thursday, October 23, 2014, until 9:00 p.m. PT on Thursday, October 30, 2014, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 9228338. An archived version of the teleconference will also be available on the Dolby Laboratories website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby's financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby's operating results in a manner that focuses on what Dolby's management believes to be its ongoing business operations. Dolby's management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby's business for planning and forecasting in subsequent periods. Dolby's management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby's GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby's investor relations website at http://investor.dolby.com/events.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby's expected financial results for Q1 2015 and fiscal 2015, and future quarterly dividend payments, are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby's receipt of royalty reports and payments from its licensees, including back payments; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby's accuracy of calculation of royalties due to its licensors; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; Dolby's ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby's ability to successfully penetrate this market; Dolby's ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby's SEC filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For nearly 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S14/28355 DLB-F

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 26, 2014	September 27, 2013	September 26, 2014	September 27, 2013
Revenue:	(unaudited)	(unaudited)	(unaudited)
Licensing	$208,943	$191,043	$878,844	$807,081
Products	13,581	19,998	59,219	80,603
Services	4,433	5,611	22,113	21,990
Total revenue	226,957	216,652	960,176	909,674

Cost of revenue:
Cost of licensing	(1,318)	3,314	10,814	16,856
Cost of products	10,191	16,306	45,132	64,270
Cost of services	3,547	3,871	14,230	15,593
Total cost of revenue	12,420	23,491	70,176	96,719

Gross margin	214,537	193,161	890,000	812,955

Operating expenses:
Research and development	47,081	41,447	183,128	168,746
Sales and marketing	63,838	56,024	252,647	231,103
General and administrative	45,534	38,646	178,104	161,970
Restructuring charges/(credits)	(210)	(56)	2,403	5,874
Total operating expenses	156,243	136,061	616,282	567,693

Operating income	58,294	57,100	273,718	245,262

Other income/expense:
Interest income	811	785	3,344	3,848
Interest expense	639	(71)	183	(575)
Other income/(expense), net	918	1,054	(1,146)	2,111
Total other income/expense	2,368	1,768	2,381	5,384

Income before income taxes	60,662	58,868	276,099	250,646
Provision for income taxes	(14,300)	(12,784)	(67,379)	(60,344)
Net income including controlling interest	46,362	46,084	208,720	190,302
Less: net (income) attributable to controlling interest	(421)	(289)	(2,617)	(1,031)
Net income attributable to Dolby Laboratories, Inc.	$45,941	$45,795	$206,103	$189,271

Net Income Per Share:
Basic	$0.45	$0.45	$2.02	$1.86
Diluted	$0.44	$0.44	$1.99	$1.84
Weighted-Average Shares Outstanding:
Basic	102,211	101,768	102,151	101,879
Diluted	104,116	102,976	103,632	102,788

DOLBY LABORATORIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 26, 2014	September 27, 2013
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$568,472	$454,397
Restricted cash	2,142	3,175
Short-term investments	231,208	140,267
Accounts receivable	86,168	97,460
Inventories	8,536	10,093
Deferred taxes	86,445	84,238
Prepaid expenses and other current assets	22,880	28,949
Total current assets	1,005,851	818,579
Long-term investments	296,335	306,338
Property, plant and equipment, net	289,755	242,917
Intangible assets, net	63,700	41,315
Goodwill	277,574	279,724
Deferred taxes	41,746	37,434
Other non-current assets	9,051	11,638
Total assets	$1,984,012	$1,737,945

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,898	$10,695
Accrued liabilities	158,376	137,795
Income taxes payable	2,600	3,394
Deferred revenue	12,496	20,931
Total current liabilities	189,370	172,815
Long-term deferred revenue	19,279	19,663
Other non-current liabilities	43,715	45,441
Total liabilities	252,364	237,919

Stockholders’ equity:
Class A common stock	51	47
Class B common stock	52	55
Additional paid-in capital	46,415	18,812
Retained earnings	1,660,485	1,454,382
Accumulated other comprehensive income	3,014	7,814
Total stockholders’ equity – Dolby Laboratories, Inc.	1,710,017	1,481,110
Controlling interest	21,631	18,916
Total stockholders’ equity	1,731,648	1,500,026
Total liabilities and stockholders’ equity	$1,984,012	$1,737,945

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 26, 2014	September 27, 2013	September 26, 2014	September 27, 2013
Operating activities:	(unaudited)	(unaudited)	(unaudited)
Net income including controlling interest	$46,362	$46,084	$208,720	$190,302
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,287	13,630	53,278	53,245
Stock-based compensation	16,907	14,396	65,680	64,328
Amortization of premium on investments	2,342	2,133	9,398	10,234
Excess tax benefit from exercise of stock options	(577)	146	(2,434)	(475)
Provision for doubtful accounts	494	(85)	1,119	(174)
Deferred income taxes	3,240	(6,669)	(6,696)	(19,642)
Other non-cash items affecting net income	(634)	(226)	1,821	(1,026)
Changes in operating assets and liabilities:
Accounts receivable	8,584	(22,810)	10,165	(53,639)
Inventories	1,164	3,530	3,818	9,166
Prepaid expenses and other assets	1,447	(3,150)	(354)	5,731
Accounts payable and other liabilities	16,681	22,730	33,714	21,890
Income taxes, net	(10,879)	5,478	951	2,314
Deferred revenue	(778)	(1,731)	(8,734)	(1,076)
Other non-current liabilities	529	(6,400)	691	(4,677)
Net cash provided by operating activities	99,169	67,056	371,137	276,501

Investing activities:
Purchase of investments	(85,932)	(68,682)	(389,282)	(485,370)
Proceeds from sales of investment securities	19,262	14,630	159,559	548,739
Proceeds from maturities of investment securities	31,457	50,904	137,059	143,754
Purchases of property, plant and equipment	(51,186)	(8,910)	(88,308)	(26,711)
Purchases of intangible assets	(18,000)	—	(37,950)	(4,050)
Proceeds from sale of property, plant and equipment and assets held for sale	—	127	3,355	503
Payment related to prior business combination	(6,708)	—	(6,708)	—
Change in restricted cash	1,192	117	1,033	(1,840)
Net cash provided by/(used in) investing activities	(109,915)	(11,814)	(221,242)	175,025

Financing activities:
Payments on debt	—	(79)	—	(79)
Proceeds from issuance of common stock	9,226	2,342	33,373	15,958
Repurchase of common stock	(15,070)	(8,103)	(56,028)	(82,245)
Payment of cash dividend	—	—	—	(408,206)
Distribution to controlling interest	—	—	—	(5,039)
Excess tax benefit from the exercise of stock options	577	(146)	2,434	475
Shares repurchased for tax withholdings on vesting of restricted stock	(4,430)	(3,119)	(13,651)	(8,828)
Net cash used in financing activities	(9,697)	(9,105)	(33,872)	(487,964)
Effect of foreign exchange rate changes on cash and cash equivalents	(1,182)	(301)	(1,948)	(1,765)
Net increase/(decrease) in cash and cash equivalents	(21,625)	45,836	114,075	(38,203)
Cash and cash equivalents at beginning of period	590,097	408,561	454,397	492,600
Cash and cash equivalents at end of period	$568,472	$454,397	$568,472	$454,397

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present the Company's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the fourth quarter of fiscal 2014 and 2013 and fiscal 2014 and 2013:

Net income:	Fiscal Quarter Ended		Fiscal Year Ended
	September 26, 2014	September 27, 2013	September 26, 2014	September 27, 2013
GAAP net income	$45.9	$45.8	$206.1	$189.3
Stock-based compensation	16.9	14.4	65.7	62.4
RSU dividend equivalent	0.7	1.0	3.0	4.2
Amortization of acquired intangibles	2.8	3.2	11.3	13.2
Restructuring charges, net	(0.2)	—	2.4	5.9
Income tax adjustments	(5.3)	(5.6)	(21.1)	(24.9)
Non-GAAP net income	$60.8	$58.8	$267.4	$250.1

Diluted earnings per share:	Fiscal Quarter Ended		Fiscal Year Ended
	September 26, 2014	September 27, 2013	September 26, 2014	September 27, 2013
GAAP diluted earnings per share	$0.44	$0.44	$1.99	$1.84
Stock-based compensation	0.16	0.14	0.62	0.61
RSU dividend equivalent	0.01	0.01	0.04	0.04
Amortization of acquired intangibles	0.03	0.03	0.11	0.12
Restructuring charges, net	—	—	0.02	0.06
Income tax adjustments	(0.06)	(0.05)	(0.20)	(0.24)
Non-GAAP diluted earnings per share	$0.58	$0.57	$2.58	$2.43

Shares used in computing diluted earnings per share (in millions)	104	103	104	103

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the first quarter of fiscal 2015 and fiscal year 2015 included in this release:

Gross margin:	Q1 2015
GAAP gross margin (low - high end of range)	88% - 89%
Stock-based compensation	0.2%
Amortization of acquired intangibles	0.8%
Non-GAAP gross margin (low - high end of range)	89% - 90%

Operating expenses:	Q1 2015	Fiscal 2015
GAAP operating expenses (low - high end of range)	$159 - $164	$661 - $671
Stock-based compensation	(17.0)	(70.0)
RSU dividend equivalent	(1.0)	(3.0)
Amortization of acquired intangibles	(1.0)	(3.0)
Non-GAAP operating expenses (low - high end of range)	$140 - $145	$585 - $595

Diluted earnings per share:	Q1 2015
	Low	High
GAAP diluted earnings per share	$0.35	$0.40
Stock-based compensation	0.17	0.17
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.02	0.02
Income tax adjustments	(0.04)	(0.05)
Non-GAAP diluted earnings per share	$0.51	$0.55

Shares used in computing diluted earnings per share (in millions)	104	104

CONTACT:
Dolby Laboratories
Investor Contact:
Elena Carr, 415-645-5583
investor@dolby.com
or
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com